Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 749,999,998.25
Previously Paid Amount	0.00
Total Fee Amount	103,575.00
Total Offset Amount	0.00
Net Fee	$ 103,575.00
Final Prospectus	false